UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2013

Revolutionary Concepts, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53674	27-0094868
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1914 JN Pease Place,

Charlotte, NC 28262

(Address of Principal Executive Office) (Zip Code)

980-225-5376

(Registrant’s telephone number, including area code)

138500 Ballantyne Corporate PL, Suite 500

Charlotte, NC 28277

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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As used in this report, the terms "we", "us", "our", "our company" “RCI” refer to Revolutionary Concepts, Inc., a Nevada corporation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; CompensatoryArrangements of Certain Officers.

On September 23, 2013, the Board of Directors appointed Markus Hager as a member of the Board of Directors to serve until the next annual meeting, his resignation or death.

Mr. Hagar’s biography is as follows:

Mr. Hagar was teacher in South Carolina from August 2003 through 2009. He has been retired since 2009. Mr. Hagar received his Bachelor of Science in Accounting from North Carolina Agricultural and Technical State University, Greensboro, NC in 1992 and a MAT in Education, Concentration: Behavioral-Emotional Handicapped from North Carolina Central University, Durham, NC in 2001.

Item 8.01. Other Events.

On September 23, 2013, the Board of Directors unanimously approved the sale of the rights to the following patents:

1. US 8,164,614 B2 Dated Apr. 24 2012, Communication And Monitoring

2. US 8,154,581 B2 Dated Apr. 10 2012, Audio-Video Communication System For Receiving Person At Entrance

3. US 8,144,184 B2 Dated Mar. 27, 2012, Detection And Viewing System

4. US 8,144,183 B2, Dated Mar 27, 2012, Two-Way Audio-Video Communication Method For Receiving Person At Entrance

5. US 8,13,9098 B2, Dated Mar. 20, 2012, Video Communication Method For Receiving Person At Entrance

6. US 7,192,644 B2 Dated Mar. 20, 2007, Automated Audio Video Messaging And Answering System

The action is subject to the appropriate regulatory filings and shareholder approval.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

  None

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Revolutionary Concepts, Inc.

	By:	/s/ Ronald Carter
Ronald Carter, Chairman and President
September 30, 2013